EXHIBIT 10.2

VOTING AGREEMENT

THIS VOTING AGREEMENT, dated and effective November 24, 2025 (this “Agreement”), is made by and among Stephen Buck and John Patrick Bywater, individuals (each a “Voting Party”) and Babar Ali Syed and Muhammad Azhar Saeed (collectively, the “Majority Stockholders”) of GlobalTech.

RECITALS

WHEREAS, as a required term and condition of that certain share exchange agreement (the “Exchange Agreement”), by and between GlobalTech Corporation, a Nevada corporation (the “Company”), 123 Investments Limited, a private limited company registered under the laws of England and Wales (“123 Investments”), the Voting Party, and certain other 123 Investments security holders, is that the Voting Party enter into this Agreement;

WHEREAS, the Voting Party will receive, upon the closing of the Exchange Agreement, that number of shares of Series A Convertible Preferred Stock as are set forth next to the Voting Party’s name on the signature page hereof (the “Preferred Stock”), which are convertible into shares of common stock, $0.0001 par value per share of the Company (the “Shares”), pursuant to the terms of the designation of such Preferred Stock; and

WHEREAS, Voting Party desires to enter into this Agreement to provide the Majority Stockholders voting rights to the Shares, on the terms and pursuant to the conditions set forth below.

Accordingly, in consideration of the mutual representations, warranties, covenants and agreements set forth herein, for $100, the receipt and sufficiency of which Voting Party acknowledges from Majority Stockholders, as a required condition of the Exchange Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, agree as follows:

ARTICLE I.

SHARES; AGREEMENT TO VOTE AND VOTING PROXY

1.1. The Shares. Any interest or other voting securities, or the voting rights relating thereto, of the Company, that may be owned, held or subsequently acquired in any manner, legally or beneficially, directly or indirectly, of record or otherwise, by the Voting Party, other than the Shares, at any time during the term of this Agreement, as a result of the ownership of the Shares whether issued incident to any split, dividend, conversion, increase in capitalization, recapitalization, merger, consolidation, reorganization, or other transaction shall be included within the term “Shares” as used herein and shall be subject to the terms of this Agreement. For the sake of clarity and in an abundance of caution, the parties agree and confirm that the Majority Stockholders shall have no voting rights under or with respect to the Preferred Stock, unless or until converted into Common Stock pursuant to the terms thereof.

Voting Agreement

GlobalTech Corporation

November 24, 2025

1.2. Irrevocable Proxy; Power of Attorney and Agreement to Vote for Board of Directors.

1.2.1 Voting Party, by his entry into this Agreement, hereby constitutes and appoints the Majority Stockholders, and each of them separately, with the power to act alone and with full power of substitution, during and for the Term, as Voting Party’s true and lawful attorney and irrevocable proxy, for and in the Voting Party’s name, place and stead, to vote or act by written consent with respect to the Shares owned or held by Voting Party as Voting Party’s proxy, and to execute all appropriate instruments consistent with this Agreement on behalf of Voting Party, in all proceedings in which the vote or written consent of the Voting Party may be required or authorized by law during the Term (including, but not limited to actual meetings of the shareholders of the Company and written consents to action) regardless of whether such Voting Party actually attends any applicable meeting or signs any applicable consent, or not (the “Proxy”). Voting Party intends the foregoing Proxy to be, and it shall be, irrevocable and coupled with an interest during the Term. All action to be taken on any question shall be determined by Majority Stockholders, or their assigns, in their sole discretion, provided that any deadlock between the Majority Stockholders shall be settled by the Majority Stockholder with the then greatest ownership interest in the Company. Without limiting the foregoing, Voting Party shall deliver to Majority Stockholders a duly executed Irrevocable Voting Proxy, which shall be irrevocable to the fullest extent permissible by law, in the form attached hereto as Exhibit A simultaneously with the execution hereof.

1.2.2 The proxy and power granted by such Voting Party pursuant to this Section 1.2 are coupled with an interest. The proxy and power will be irrevocable for the Term hereof, and the vote (or action by written consent) of Majority Stockholders (or their assigns), in their capacity as proxyholder, shall control in any conflict between the vote (or action by written consent) of Majority Stockholders (or their assigns), in their capacity as proxyholder, with respect to Voting Party’s Shares and the vote (or action by written consent) of each such Voting Party with respect to Voting Party’s Shares.

1.2.3 Voting Party agrees that, except as required under the Company’s organizational documents, as soon as reasonably practicable prior to (i) any meeting of the shareholders of the Company, however called, including any adjournment, recess or postponement thereof, and (ii) the requested execution of any written consent of the shareholders of the Company, Voting Party shall notify Majority Stockholders in writing of such meeting or written consent and, in the case of a meeting, deliver to Majority Stockholders any proxy card received by Voting Party relating thereto. Majority Stockholders agree that they shall exercise their duty as proxyholders in accordance with the terms of this Section 1.2.

1.2.4 The voting rights set forth in this Section 1.2 shall be defined herein as the “Voting Rights”.

Voting Agreement

GlobalTech Corporation

November 24, 2025

1.3. Representations. Voting Party hereby agrees that, except for this Agreement, such Voting Party (i) has not entered into, and shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to any Shares and (ii) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy, consent or power of attorney with respect to any Shares, in the case of each of clause (i) and (ii), that would prevent the Voting Party’s compliance with this Agreement.

1.4. Termination. The provisions of this Agreement shall terminate automatically upon the earlier of (a) January 1, 2029, (b) the date that such Voting Party no longer holds any Shares, and (c) the date that Majority Stockholders have provided written notice to Voting Party of the termination of this Agreement (the “Term”). It is understood and agreed that if there are successors of interest to the Majority Stockholders, such successors shall receive the voting rights.

1.5. Reservation of Rights. All other rights and privileges of ownership of the Shares shall be reserved to and retained by Voting Party, except to the extent expressly set forth herein.

ARTICLE II.

TRANSFERS

2.1. General Restrictions. Voting Party agrees that during the Term, Voting Party shall not, and shall not permit anyone else to, (i) sell, transfer, encumber, pledge, assign or otherwise dispose of any of the Shares, (ii) deposit the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares or grant any proxy or power of attorney with respect thereto, or (iii) enter into any contract, option or other legally binding undertaking providing for any transaction provided in (i) or (ii) hereof (each a “Transfer”), without the prior written consent of the Majority Stockholders, or compliance with the terms of that certain Lock-up and Leak-out Agreement, dated on or around the date hereof between the Voting Party, certain other parties, and the Company, as such may be amended or restated from time to time. Any Transfer not in accordance with this Section 2.1 shall be deemed to constitute a Transfer by Voting Party in violation of this Agreement, shall be void ab initio, and the Company shall not recognize any such Transfer.

ARTICLE III.

REASONABLE EFFORTS TO COOPERATE.

3.1. Voting Party shall, upon receipt of reasonable advance notice by Majority Stockholders, without further consideration, promptly provide any customary information reasonably requested by Majority Stockholders that is necessary for any regulatory application or filing made or approval sought in connection with the transactions contemplated by this Agreement (including filings with any governmental authority).

3.2. Voting Party hereby consents to the publication and disclosure in any documents or communications provided by Majority Stockholders or the Company to any governmental authority or to the Company’s security holders of Voting Party’s identity and beneficial and record ownership of the Shares and the nature of Voting Party’s commitments, arrangements and understandings under and relating to this Agreement.

Voting Agreement

GlobalTech Corporation

November 24, 2025

ARTICLE IV.

GENERAL PROVISIONS

4.1. Certificate Legend. Each certificate evidencing Shares held by Voting Party shall, at the request of Majority Stockholders, bear a legend substantially to the following effect (the “Legend”):

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN THE VOTING AGREEMENT, DATED NOVEMBER 24, 2025, BY AND AMONG THE HOLDER OF THIS CERTIFICATE, GLOBALTECH CORPORATION, BABAR ALI SYED AND MUHAMMAD AZHAR SAEED (AS AMENDED FROM TIME TO TIME), PURSUANT TO WHICH, AMONG OTHER THINGS, THE SECURITYHOLDER PROVIDED AN IRREVOCABLE VOTING PROXY TO BABAR ALI SYED AND MUHAMMAD AZHAR SAEED TO VOTE THE SHARES EVIDENCED BY THIS CERTIFICATE ON CERTAIN MATTERS.”

Notwithstanding anything to the contrary in this Agreement, to the extent that the Shares are held in uncertificated form, the Voting Party acknowledges and agrees that the Company or Majority Stockholders may cause the Legend required pursuant to this Agreement to be reflected in the records of the transfer agent and/or registrar of the Company and may cause such transfer agent to comply with the provisions of this Section 4.1 relating to the removal of the Legend.

4.2. Proxyholder’s Liability. The Majority Stockholders, in their capacity as a proxyholder pursuant to Section 1.2, shall not be liable for any error of judgment nor for any act done or omitted, nor for any mistake of fact or law nor for anything which the Majority Stockholders may do or refrain from doing in good faith in their capacity as a proxyholder, nor shall the Majority Stockholders have any accountability hereunder, except for their own bad faith, gross negligence or willful misconduct. Furthermore, upon any judicial or other inquiry or investigation of or concerning the Majority Stockholders’ acts pursuant to their rights and powers as proxyholders, such acts shall be deemed reasonable and in the best interests of the Voting Party unless proved to the contrary by clear and convincing evidence. The provisions contained in this Section 4.2 shall survive the termination of this Agreement (or any provision hereof).

4.3. Notices. All notices, approvals, consents, requests, and other communications hereunder shall be in writing and shall be delivered (i) by personal delivery, or (ii) by national overnight courier service, or (iii) by certified or registered mail, return receipt requested, or (iv) via facsimile transmission, with confirmed receipt, or (v) via email. Notice shall be effective upon receipt except for notice via fax (as discussed above) or email, which shall be effective only when the recipient, by return or reply email or notice delivered by other method provided for in this Section 4.2, acknowledges having received that email (with an automatic “read receipt” or similar notice not constituting an acknowledgement of an email receipt for purposes of this Section 4.2, but which acknowledgement of acceptance shall include cases where recipient ‘replies’ to such prior email, including the body of the prior email in such ‘reply’). Such notices shall be sent to the applicable party or parties at the address specified on the signature page hereof, subject to notice of changes thereof from any party with at least ten (10) business days’ notice to the other parties. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.

Voting Agreement

GlobalTech Corporation

November 24, 2025

4.4. Counterparts. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party, each other party shall re execute the original form of this Agreement and deliver such form to all other parties. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

4.5. Review of Agreement and Representations. Each party herein expressly represents and warrants to all other parties hereto that (a) before executing this Agreement, said party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said party has relied solely and completely upon its own judgment in executing this Agreement; (c) said party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement; (d) said party has acted voluntarily and of its own free will in executing this Agreement; and (e) this Agreement is the result of arm’s length negotiations conducted by and among the parties and their respective counsel.

4.6. Entire Agreement. This Agreement (including the exhibits and schedules hereto and thereto) contains all of the terms, conditions and representations and warranties agreed to by the parties relating to the subject matter of this Agreement and supersedes all prior or contemporaneous agreements, negotiations, correspondence, undertakings, understandings, representations and warranties, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement. No representation, warranty, inducement, promise, understanding or condition not set forth in this Agreement has been made or relied upon by any of the parties to this Agreement.

4.7. Authority to Enter Into Agreement. Each of the parties to this Agreement hereby represents and warrants to the other that it is duly authorized and empowered to execute, deliver and perform this Agreement and the transactions contemplated herein, and that such actions do not conflict with or violate any provision of law, regulation, policy, contract, deed of trust or other instrument to which it is a party or by which it is bound and that this Agreement constitutes a valid and binding obligation of it enforceable in accordance with its terms. Assuming the due authorization, execution and delivery of this Agreement by the parties hereto and thereto, this Agreement constitutes, the legal, valid and binding obligation of the parties enforceable against each party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general equitable principles.

Voting Agreement

GlobalTech Corporation

November 24, 2025

4.8. Third-Party Beneficiary. Except for the Company’s rights hereunder to reject a Transfer not in compliance with the terms of this Agreement, nothing in this Agreement, express or implied, is intended or shall be construed to confer upon, or give to, any person, firm, corporation or other entity other than the parties hereto any remedy or claim under or by reason of this Agreement or any terms or conditions hereof, and all of the terms, conditions, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of the parties hereto and the Company, as applicable.

4.9. Governing Law, Arbitration and Jurisdiction.

(a) This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, U.S.A.

(b) The parties shall first attempt to amicably resolve within thirty (30) days any dispute, controversy or claim arising out of, relating to, or in connection with this Agreement or the breach, termination or validity hereof, through mutual discussions carried out in good faith between the Voting Party on the one hand, and the Majority Stockholders, on the other hand. If such dispute, controversy of claim is not resolved within the thirty (30) day time limit referred to in the preceding sentence, then the parties shall appoint a third party mediator to resolve the deadlock, it being acknowledged and agreed that such mediation shall be in accordance with an internationally recognized model procedure, such as the Center for Effective Dispute Resolution (CEDR), and shall be completed within thirty (30) days. The parties shall refer any dispute, controversy or claim arising out of, relating to, or in connection with this Agreement or the breach, termination or validity hereof that has not been resolved in accordance with the preceding two sentences to arbitration in Paris, France, in accordance with the Arbitration Rules of the International Chamber of Commerce for the time being in force (the “Rules”), which are deemed to be incorporated by reference into this Section 4.9(b). The arbitral tribunal shall consist of three arbitrators, appointed in accordance with the Rules. The arbitration shall be conducted in English. When any dispute occurs and when any dispute is under arbitration, except for the matters under dispute the parties shall continue to exercise their remaining respective rights, and fulfil their remaining respective obligations under this Agreement. An award made by the arbitral tribunal pursuant to an arbitration in accordance with this Section 4.9(b) shall be treated as final and binding on the parties and enforceable in accordance with all applicable laws.

(c) Subject to sub-clause (b) above of this Section 4.9, the Courts at Reno, Nevada, shall have exclusive jurisdiction over all matters arising out of or in connection with this Agreement.

Voting Agreement

GlobalTech Corporation

November 24, 2025

4.10. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except with respect to Transfers approved under ARTICLE II, the Voting Party may not, directly or indirectly, assign any of its rights or delegate any of its obligations under this Agreement, by operation of law or otherwise, without the prior written consent of the Majority Stockholders. Any purported direct or indirect assignment in violation of this Section 4.9 shall be void and of no force or effect.

4.11. Submission to Jurisdiction; Service. Each party (a) irrevocably and unconditionally submits to the personal jurisdiction of the federal or state courts of Nevada, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that any actions or proceedings arising in connection with this Agreement or the transactions contemplated by this Agreement shall be brought, tried and determined only in such courts, (d) waives any claim of improper venue or any claim that those courts are an inconvenient forum and (e) agrees that it will not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the aforesaid courts. The parties to this Agreement agree that the provision of notice in connection with any such action or proceeding in the manner provided in Section 4.2 or in such other manner as may be permitted by applicable law, shall be valid and sufficient service thereof.

4.12. Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law or public policy by a court of competent jurisdiction, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect, insofar as the foregoing can be accomplished without materially affecting the economic benefits anticipated by the parties to this Agreement. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law.

4.13. Waiver and Amendment. No amendment or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed in the case of an amendment, by Voting Party and the Majority Stockholders. No failure on the part of a party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

4.14. Specific Performance. The parties agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal or state court located in Nevada, this being in addition to any other remedy at law or in equity, and the parties to this Agreement hereby waive any requirement for the posting of any bond or similar collateral in connection therewith. The parties agree that they shall not object to the granting of injunctive or other equitable relief on the basis that there exists an adequate remedy at law.

Voting Agreement

GlobalTech Corporation

November 24, 2025

4.15. Fees and Expenses. Except as otherwise provided in this Agreement, all fees and expenses incurred in connection with this Agreement shall be paid by the party incurring such fees or expenses.

4.16. Further Assurances. Voting Party hereby covenants that it will, whenever and as reasonably requested by the Majority Stockholders and at Voting Party’s sole cost and expense, do, execute, acknowledge and deliver any and all such other and further acts, deeds, assignments, transfers, conveyances, confirmations, powers of attorney and any instruments of further assurance, approvals and consents as the Majority Stockholders may reasonably require in order to complete, insure and perfect the terms and conditions of this Agreement and the rights provided in connection herewith.

4.17. Stock Splits, Stock Dividends, etc. In the event of any issuance of shares of the Company’s voting securities hereafter to Voting Party (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization or similar transaction), such shares shall become subject to this Agreement and shall be endorsed with the legend set forth above. Wherever in this Agreement there is a reference to a specific number of Shares of the equity securities of the Company, then, upon the occurrence of any of foregoing events, the specific number of Shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such event.

4.18. Successor Proxy. In the event that the Majority Stockholders are unable or unwilling to serve as the proxy of Voting Party hereunder, a successor proxy may be appointed by the Majority Stockholders at their discretion. A successor proxy shall be vested with all the rights, powers and authority as if originally named in this Agreement. The Voting Party shall re-execute and provide such successor proxy any and all voting proxies and other confirmations as such successor proxy may reasonably request to reflect the successor proxy as proxy of Voting Party hereunder. No appointment of a successor proxy may extend the Term of this Agreement later than the death of the Majority Stockholders.

[Remainder of page left intentionally blank. Signature page follows.]

Voting Agreement

GlobalTech Corporation

November 24, 2025

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties to this Agreement as of the date first written above.

“Majority Stockholders”

By:	/s/ Babar Ali Syed
Babar Ali Syed

By:	/s/ Muhammad Azhar Saeed
Muhammad Azhar Saeed

Address for Notice: 3550 Barron Way Suite 13a, Reno, NV 89511, USA

Attn:	Muhammad Azhar Saeed
Email:	azhar@globaltechcorporation.com

______________________

“Voting Party”

Stephen Buck /s/ Stephen Buck

78,593 Shares of Series A Convertible Preferred Stock at the time of entry into this Agreement and 87,326 Shares of Series A Convertible Preferred Stock following the issuance of the Holdback Shares

Address for Notice:

9 Lake View Court, LEEDS

England,

LS8 2TX

Attn:_ Stephen Buck

Email:_sab@modainpelle.com

John Patrick Bywater /s/ John Patrick Bywater

4,207 Shares of Series A Convertible Preferred Stock at the time of entry into this Agreement and 4,674 Shares of Series A Convertible Preferred Stock following the issuance of the Holdback Shares

Address for Notice:

17 Chantry Grove, Royston, Barnsley,

South Yorkshire. England,

S71 4QR

Attn:_ John Patrick Bywater

Email:_patrick@modainpelle.com

Voting Agreement

GlobalTech Corporation

November 24, 2025

“Company”

Confirming the restrictions on Transfer described in the Agreement above, and that the Company agrees to use commercially reasonable efforts: (a) to assist in the enforcement of the terms of this Agreement, including, without limitation; (b) to inform the parties of this Agreement of any breach of this Agreement (to the extent the Company has knowledge thereof); and (c) to assist the parties of this Agreement in the exercise of their rights and the performance of their obligations under this Agreement:

GlobalTech Corporation

By: /s/ Dana F. Green

Its: Chief Executive Office

Printed Name: Dana F. Green

Voting Agreement

GlobalTech Corporation

November 24, 2025

IRREVOCABLE VOTING PROXY

Stephen Buck, an individual (“Voting Party”), a shareholder of Series A Convertible Preferred Stock of GlobalTech Corporation, a Nevada corporation (the “Company”), which is convertible into shares of common stock, $0.0001 par value per share of the Company (the “Shares”, which term shall include such other shares of common stock or other securities as he may come to own or have voting control over during the Term as a result of the ownership of the Shares, as described in greater detail in the Voting Agreement, dated November 24, 2025 (the “Agreement”), which this Irrevocable Voting Proxy is attached to as Exhibit A) as of the date hereof, hereby appoints each of Babar Ali Syed and Muhammad Azhar Saeed, as his proxy (the “Proxies”), with the power to act alone and with full power of substitution, during and for the Term, as Voting Party’s true and lawful attorney and irrevocable proxy, for and in the Voting Party’s name, place and stead, to vote or act by written consent with respect to the Shares owned or held by Voting Party as Voting Party’s proxy, and to execute all appropriate instruments consistent with this Irrevocable Voting Proxy on behalf of Voting Party, in all proceedings in which the vote or written consent of the shareholders may be required or authorized by law during the Term (including, but not limited to actual meetings of the shareholders of the Company and written consents to action) regardless of whether Voting Party actually attends any applicable meeting or signs any applicable consent, or not, as if the undersigned were present and voting such Shares.

Upon Voting Party’s execution of this Irrevocable Voting Proxy, any and all prior proxies (other than this Irrevocable Voting Proxy) given by Voting Party with respect to the subject matter contemplated by this Irrevocable Voting Proxy are hereby revoked with respect to such subject matter and Voting Party agrees not to grant any subsequent proxies with respect to such subject matter or enter into any agreement or understanding with any person to vote or give instructions with respect to such subject matter in any manner inconsistent with the terms of this Irrevocable Voting Proxy until after the expiration of the Term.

The Proxies named above, and their assigns, are hereby authorized and empowered by Voting Party, at any time prior to the end of the Term, to act as Voting Party’s attorney and proxy to vote the Shares, and to exercise all voting and other rights of Voting Party with respect to the Voting Rights, at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting

The undersigned hereby affirms that this Irrevocable Voting Proxy, which shall be irrevocable to the fullest extent permissible by law, is coupled with an interest and ratifies and confirms all that the Proxies may lawfully do or cause to be done by virtue hereof.

Capitalized terms used herein but not defined shall have the meanings given to such terms in the Agreement.

All authority herein conferred shall be binding upon the heirs, representatives, successors and assigns of Voting Party. Executed as of November 24, 2025.

/s/ Stephen Buck

Stephen Buck

IRREVOCABLE VOTING PROXY

John Patrick Bywater, an individual (“Voting Party”), a shareholder of Series A Convertible Preferred Stock of GlobalTech Corporation, a Nevada corporation (the “Company”), which is convertible into shares of common stock, $0.0001 par value per share of the Company (the “Shares”, which term shall include such other shares of common stock or other securities as he may come to own or have voting control over during the Term as a result of the ownership of the Shares, as described in greater detail in the Voting Agreement, dated November 24, 2025 (the “Agreement”), which this Irrevocable Voting Proxy is attached to as Exhibit A) as of the date hereof, hereby appoints each of Babar Ali Syed and Muhammad Azhar Saeed, as his proxy (the “Proxies”), with the power to act alone and with full power of substitution, during and for the Term, as Voting Party’s true and lawful attorney and irrevocable proxy, for and in the Voting Party’s name, place and stead, to vote or act by written consent with respect to the Shares owned or held by Voting Party as Voting Party’s proxy, and to execute all appropriate instruments consistent with this Irrevocable Voting Proxy on behalf of Voting Party, in all proceedings in which the vote or written consent of the shareholders may be required or authorized by law during the Term (including, but not limited to actual meetings of the shareholders of the Company and written consents to action) regardless of whether Voting Party actually attends any applicable meeting or signs any applicable consent, or not, as if the undersigned were present and voting such Shares.

Upon Voting Party’s execution of this Irrevocable Voting Proxy, any and all prior proxies (other than this Irrevocable Voting Proxy) given by Voting Party with respect to the subject matter contemplated by this Irrevocable Voting Proxy are hereby revoked with respect to such subject matter and Voting Party agrees not to grant any subsequent proxies with respect to such subject matter or enter into any agreement or understanding with any person to vote or give instructions with respect to such subject matter in any manner inconsistent with the terms of this Irrevocable Voting Proxy until after the expiration of the Term.

The Proxies named above, and their assigns, are hereby authorized and empowered by Voting Party, at any time prior to the end of the Term, to act as Voting Party’s attorney and proxy to vote the Shares, and to exercise all voting and other rights of Voting Party with respect to the Voting Rights, at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting

The undersigned hereby affirms that this Irrevocable Voting Proxy, which shall be irrevocable to the fullest extent permissible by law, is coupled with an interest and ratifies and confirms all that the Proxies may lawfully do or cause to be done by virtue hereof.

Capitalized terms used herein but not defined shall have the meanings given to such terms in the Agreement.

All authority herein conferred shall be binding upon the heirs, representatives, successors and assigns of Voting Party. Executed as of November 24, 2025.

/s/ John Patrick Bywater

John Patrick Bywater